UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21882
Oppenheimer Rochester North Carolina Municipal Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: March 31
Date of reporting period: 03/31/2010

Item 1. Reports to Stockholders.

March 31, 2010

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Oppenheimer Rochester® North Carolina Municipal Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds was the #1 tax-exempt bond fund family in the Barron's/Lipper Best Fund Families survey, which analyzed the 2009 performance of 61 mutual fund families.

Source: "Best Mutual-Fund Families," *Barron's*, February 1, 2010. See page 2 for specific information on the methodology used to determine the one-year rankings in the Barron's/Lipper Best Fund Families survey. ***Past performance does not guarantee future results.***

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Hospital/Health Care	13.6%
Higher Education	10.7
Tobacco—Master Settlement Agreement	10.5
Sales Tax Revenue	9.9
Sewer Utilities	7.0
General Obligation	6.3
Airlines	5.8
Adult Living Facilities	5.8
Oil & Gas	5.2
Electric Utilities	3.9
Portfolio holdings are subject to change. Percentages are as of March 31, 2010, and are based on total assets.
Credit Allocation

	NRSRO-Rated	Manager-Rated	Total

AAA	2.6%	—%	2.6%
AA	22.5	—	22.5
A	8.1	—	8.1
BBB	42.1	3.5	45.6
BB or lower	6.6	14.6	21.2
Total	81.9%	18.1%	100.0%
The Fund’s investment adviser, OppenheimerFunds, Inc. (“the Manager”), determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For securities rated by an NRSRO other than S&P, the Manager converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the Manager may use its own credit analysis to assign ratings in denominations similar to those of S&P.
The percentages above are based on the market value of the Fund’s securities as of 3/31/10 and are subject to change; market value does not include cash. AAA, AA, A and BBB are investment-grade ratings. More information about securities ratings is contained in the Fund’s Statement of Additional Information.
12 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended March 31, 2010, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. During the 12-month period ended March 31, 2010, prices in the municipal bond market generally rose, contributing to higher net asset values and highly favorable total returns for Oppenheimer Rochester North Carolina Municipal Fund. In all, the Class A shares produced a total return of 37.78% at net asset value for the reporting period (31.23% with sales charge). As of March 31, 2010, the distribution yield of this Fund’s Class A shares was 5.87% at NAV.
     During the reporting period, Oppenheimer Rochester North Carolina Municipal Fund distributed 66.0 cents per Class A share, including a small amount of taxable income. The Fund’s monthly dividend for Class A shares remained at 5.5 cents per share throughout the reporting period.
     Oppenheimer Rochester North Carolina Municipal Fund held about 160 securities as of March 31, 2010. In general this reporting period, default rates on municipal bonds continued to be extremely low relative to the default rates on corporate fixed-income instruments. As of March 31, 2010, every single bond in the Fund’s portfolio was current with scheduled interest payments.
     As the charts on pages 17 to 19 show, the Fund’s performance improved this reporting period, which was characterized by credit spread tightening and stronger investor demand. Credit spread tightening is typically more favorable to the sectors and types of securities this Fund favors than it is to the Fund’s benchmark. As spreads tighten, BBB-rated, lower-rated and unrated securities typically outperform other securities. The reverse is also true: widening spreads typically have the greatest negative effect on BBB-rated, lower-rated and unrated securities. Markets can react sharply to credit spread widening, as we saw during the 2007-2008 credit crisis. That cycle of spread widening, we believe, has run its course. We encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income and believe that this Fund’s investments offer structural advantages over the long term.
     Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local taxes, represented 55.0% of the Fund’s net assets on March 31, 2010. Most of the Fund’s investments involve “creatures of the state”—that is, securities that are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education. On July 1, 2009, Gov. Luis Fortuño signed his first fiscal budget into law. At $7.6 billion, the budget for fiscal year 2010 was $1.9 billion smaller than the previous year’s
13 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
budget. The Commonwealth’s structural deficit was expected to reach $500 million within a year, down from $3.2 billion.
     Better fiscal management has helped the Commonwealth significantly reduce pressure on its municipal bonds. Through a combination of expense freezes, layoffs and other prudent fiscal measures, a more favorable perception exists by the rating agencies and investors alike. When the Puerto Rico Sales Tax Financing Corporation came to market in June 2009 and January 2010 with $3.5 billion and $1.8 billion in new debt, respectively, both offerings were rated A or better by all three national rating agencies. Additionally, the Commonwealth, its agencies and its financing arm, the Government Development Bank of Puerto Rico, retained their investment-grade ratings from Standard & Poor’s and Moody’s Investors Service this reporting period. (Fitch Ratings does not directly rate Puerto Rico’s general obligation debt.) Proceeds from the Commonwealth’s sales tax bonds were slated to be used to offset obligations to government suppliers and to provide job assistance to laid-off workers. The Fund’s holdings in bonds issued in Puerto Rico provided high levels of tax-free income this reporting period, and we remain confident in the Commonwealth’s ability to collect taxes and make its bond payments.
     As of March 31, 2010, the Fund was invested in the hospital/health care sector, representing 13.6% of the Fund’s total assets and comprised the Fund’s largest industry sector. The overall fundamentals in this sector remained stable this reporting period, contributing to positive results.
     The Fund continued to favor the higher education sector this reporting period, which constituted 10.7% of total assets as of March 31, 2010. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. The higher education sector contributed positively to the Fund’s total return this reporting period.
     The Fund continued to be invested this reporting period in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. At the end of this reporting period, MSA-backed tobacco bonds accounted for 10.5% of the Fund’s total assets.1

1.	Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. While consumption has largely been in line with the assumptions used to structure MSA-backed bonds, future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
14 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

     In the second quarter of 2009, the Family Smoking Prevention and Tobacco Control Act was passed, putting the Food and Drug Administration in charge of regulating the making and marketing of cigarettes and other tobacco products. Philip Morris, the country’s leading cigarette manufacturer, was a strong advocate for this legislation, which we believe could lead to greater consolidation of market share among the industry’s leading players. (Smaller companies may have a harder time complying with the new regulations.) This shift in share, we believe, should improve MSA revenues and may encourage early redemptions of existing bonds.
     As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. We continue to believe carefully researched MSA-backed bonds are fundamentally sound, and we are confident that these bonds will continue to provide high levels of tax-free income to the benefit of our yield-seeking investors.
     As of March 31, 2010, the Fund was invested in the sewer and electric utilities sectors, with 7.0% and 3.9% of the Fund’s total assets, respectively. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum. The overall fundamentals in this sector also remained stable this reporting period, contributing to positive results.
     The Fund’s airline holdings represented 5.8% of total assets as of March 31, 2010. Many of the Fund’s holdings are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance and, as a result, these bonds offer investors valuable collateral. Airline-backed securities in this Fund contributed positively to total return this reporting period, despite oil prices and pessimistic industry reports from Moody’s and S&P.
     During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. These “inverse floaters” generally offer higher tax-free yields and thus provide higher income than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, inverse floaters provided attractive levels of tax-free income and contributed quite favorably to the Fund’s total return. This outcome illustrates why we continue to believe that “inverse floaters” belong in our fund portfolios.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as
15 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until March 31, 2010. Performance is measured from the inception date of all Classes on October 10, 2006. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of that of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the indices.
16 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 20 for further information.
17 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
18 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 20 for further information.
19 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
This report must be preceded or accompanied by the current prospectus of Oppenheimer Rochester North Carolina Municipal Fund. Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 10/10/06. Unless otherwise noted, Class A returns include the maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 10/10/06. Unless otherwise noted, the Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 10/10/06. Unless otherwise noted, the Class C returns include the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
20 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
21 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	October 1, 2009	March 31, 2010	March 31, 2010

Actual
Class A	$1,000.00	$1,017.40	$5.19
Class B	1,000.00	1,013.60	8.98
Class C	1,000.00	1,013.60	8.98

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.80	5.20
Class B	1,000.00	1,016.06	8.99
Class C	1,000.00	1,016.06	8.99
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 31, 2010 are as follows:

Class	Expense Ratios

Class A	1.03%
Class B	1.78
Class C	1.78
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
22 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2010

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—113.4%
North Carolina—45.6%
$1,400,000	Albermarle, NC Hospital Authority[1]	5.250%	10/01/2038	$1,069,964
140,000	Asheville, NC Hsg. Authority (Woodridge Apartments)	5.750	11/20/2029	140,076
10,000	Asheville, NC Hsg. Authority (Woodridge Apartments)[1]	5.800	11/20/2039	10,004
1,000,000	Buncombe County, NC (Woodfin Downtown Corridor Devel.)[1]	7.250	08/01/2034	913,540
645,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[1]	5.600	07/01/2027	475,565
2,810,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[1]	7.750	02/01/2028	2,618,948
60,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.850	12/01/2020	59,995
100,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	6.250	11/01/2033	102,602
2,200,000	Durham, NC Hsg. Authority (Naples Terrace Apartments)[1]	5.700	06/01/2033	2,217,710
110,000	Halifax County, NC IF&PCFA (Champion International Corp.)[1]	5.450	11/01/2033	99,966
90,000	Halifax County, NC IF&PCFA (International Paper Company)[1]	5.900	09/01/2025	89,860
2,400,000	Haywood County, NC IF&PCFA (International Paper Company)[1]	4.450	03/01/2024	2,075,544
5,000	NC Capital Facilities Finance Agency (Duke University)[1]	5.125	10/01/2041	5,057
20,000	NC Capital Facilities Finance Agency (Johnson & Wales University)[1]	5.000	04/01/2019	20,013
1,455,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.000	06/01/2031	1,486,865
1,500,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.125	06/01/2035	1,527,315
10,000	NC Eastern Municipal Power Agency	5.125	01/01/2012	10,030
25,000	NC Eastern Municipal Power Agency[1]	6.500	01/01/2018	29,548
20,000	NC Eastern Municipal Power Agency, Series B1	5.500	01/01/2017	20,031
185,000	NC Eastern Municipal Power Agency, Series B1	5.500	01/01/2021	185,185
35,000	NC Eastern Municipal Power Agency, Series B1	5.500	01/01/2021	35,034
5,000	NC Educational Facilities Finance Agency (Davidson College)	5.100	12/01/2012	5,016
725,000	NC Educational Facilities Finance Agency (St. Augustine’s College)[1]	5.250	10/01/2018	655,958
1,130,000	NC Educational Facilities Finance Agency (St. Augustine’s College)[1]	5.250	10/01/2028	893,039
80,000	NC HFA[1]	5.625	07/01/2030	80,032
230,000	NC HFA[1]	5.750	03/01/2017	237,197
25,000	NC HFA[1]	6.000	01/01/2016	25,033
185,000	NC HFA[1]	6.000	07/01/2016	185,237
20,000	NC HFA (Home Ownership)	5.100	07/01/2017	20,021
60,000	NC HFA (Home Ownership)[1]	5.150	01/01/2019	60,024
5,000	NC HFA (Home Ownership)	5.200	01/01/2020	5,002
F1 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

North Carolina Continued
$70,000	NC HFA (Home Ownership)	5.200%	07/01/2026	$70,013
15,000	NC HFA (Home Ownership)	5.250	07/01/2011	15,030
90,000	NC HFA (Home Ownership)	5.250	07/01/2026	90,021
10,000	NC HFA (Home Ownership)[1]	5.250	07/01/2034	10,430
5,000	NC HFA (Home Ownership)[1]	5.375	01/01/2029	5,001
20,000	NC HFA (Home Ownership)[1]	5.400	07/01/2032	20,013
330,000	NC HFA (Home Ownership)[1]	6.200	01/01/2029	330,300
10,000	NC HFA (Multifamily Mtg.)	6.700	01/01/2027	10,014
20,000	NC HFA (Multifamily)[1]	5.950	07/01/2021	20,023
10,000	NC HFA (Single Family)[1]	5.350	09/01/2028	10,005
5,000	NC HFA (Single Family)[1]	5.600	09/01/2019	5,134
25,000	NC HFA (Single Family)[1]	5.700	09/01/2026	24,922
40,000	NC HFA (Single Family)	5.850	09/01/2028	40,025
30,000	NC HFA (Single Family)	5.950	09/01/2017	30,050
10,000	NC HFA (Single Family)[1]	6.125	03/01/2018	10,115
10,000	NC HFA (Single Family)	6.150	03/01/2017	10,013
35,000	NC HFA (Single Family)	6.200	03/01/2018	35,045
20,000	NC HFA (Single Family)	6.250	03/01/2017	20,039
125,000	NC HFA (Single Family)[1]	6.250	09/01/2027	128,323
5,000	NC HFA (Single Family)	6.450	09/01/2027	5,006
650,000	NC HFA (Single Family)[1]	6.500	09/01/2026	660,114
1,710,000	NC Medical Care Commission (ARC/HDS Alamance Hsg. Corp.)[1]	5.800	10/01/2034	1,694,542
30,000	NC Medical Care Commission (Baptist Retirement)[1]	6.300	10/01/2021	27,518
5,000	NC Medical Care Commission (Carolina Medicorp)[1]	5.250	05/01/2026	5,003
15,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	5.000	11/01/2023	14,029
380,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	6.125	11/01/2038	375,679
8,000,000	NC Medical Care Commission (Duke University Health System)[2]	5.000	06/01/2042	8,019,400
25,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.500	10/01/2031	22,854
270,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.600	10/01/2036	245,155
10,000	NC Medical Care Commission (Grace Healthcare System)[1]	5.250	10/01/2016	10,009
195,000	NC Medical Care Commission (Halifax Regional Medical Center)[1]	5.000	08/15/2018	172,971
55,000	NC Medical Care Commission (Halifax Regional Medical Center)[1]	5.000	08/15/2024	43,976
F2 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

North Carolina Continued
$245,000	NC Medical Care Commission (Maria Parham Medical Center)[1]	5.500%	10/01/2018	$232,407
1,000,000	NC Medical Care Commission (Pennybyrn at Maryfield)[1]	6.125	10/01/2035	756,690
10,000	NC Medical Care Commission (Scotland Health Memorial Hospital)	5.375	10/01/2011	10,022
25,000	NC Medical Care Commission (Southeastern Regional Medical Center/Health Horizons Obligated Group)[1]	6.250	06/01/2029	25,207
195,000	NC Medical Care Commission (Southminster)[1]	6.125	10/01/2018	195,008
25,000	NC Medical Care Commission (STHS)[1]	6.250	10/01/2019	25,108
290,000	NC Medical Care Commission (STHS/STMH/STM/HCC)[1]	6.375	10/01/2029	290,542
15,000	NC Medical Care Commission (STTLC)[1]	5.375	10/01/2014	15,016
125,000	NC Medical Care Commission (Village at Brookwood)[1]	6.375	01/01/2022	109,003
135,000	NC Medical Care Commission (Well-Spring Retirement Community)[1]	5.375	01/01/2020	126,834
45,000	NC Medical Care Commission (Well-Spring Retirement Community)[1]	6.250	01/01/2027	41,384
2,000,000	NC Medical Care Commission Health System (Mission Health Comb Group)[1]	4.750	10/01/2035	1,945,240
20,000	NC Medical Care Commission Hospital (Almance Health System)[1]	5.500	08/15/2013	20,058
100,000	NC Medical Care Commission Hospital (Maria Parham Medical Center)[1]	5.250	10/01/2023	88,467
1,075,000	NC Medical Care Commission Hospital (Maria Parham Medical Center)[1]	6.500	10/01/2026	1,045,792
500,000	NC Medical Care Commission Retirement Facilities (Carolina Village)[1]	6.000	04/01/2038	414,730
5,000	NC Medical Care Commission Retirement Facilities (Cypress Glen Retirement Community)[1]	6.000	10/01/2033	4,539
25,000	NC Medical Care Commission Retirement Facilities (The Forest at Duke)[1]	5.100	09/01/2013	25,039
5,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)	5.500	10/01/2035	4,513
2,850,000	NC Medical Care Commission Retirement Facilities (Village at Brookwood)[1]	5.250	01/01/2032	2,081,384
2,000,000	NC Ports Authority Facilities[1]	5.250	02/01/2040	2,018,060
110,000	Northampton County, NC IF&PCFA (Champion International Corp.)[1]	6.450	11/01/2029	110,366
165,000	Northampton County, NC IF&PCFA (International Paper Company)[1]	6.200	02/01/2025	165,076
500,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	6.250	10/01/2038	505,955
25,000	Piedmont Triad, NC Airport Authority[1]	6.000	07/01/2021	25,271

				37,821,894
F3 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions—67.8%
$25,000	Guam GO	5.375%		11/15/2013	$25,026
300,000	Guam GO1	6.750		11/15/2029	320,766
550,000	Guam GO1	7.000		11/15/2039	590,420
250,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875		07/01/2035	247,378
25,000	Guam Power Authority, Series A1	5.250		10/01/2013	25,038
60,000	Guam Power Authority, Series A1	5.250		10/01/2023	56,304
75,000	Guam Power Authority, Series A1	5.250		10/01/2023	72,358
210,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250		06/01/2032	175,925
67,775,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[3]	06/01/2057	991,548
500,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	453,180
3,370,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	2,508,695
500,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[4]	07/01/2024	489,310
850,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	882,938
4,300,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	4,460,820
1,085,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	1,052,526
2,250,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	1,941,728
3,700,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	3,234,503
20,870,000	Puerto Rico Children’s Trust Fund (TASC)	6.460	[3]	05/15/2050	780,538
39,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[3]	05/15/2057	635,160
100,000	Puerto Rico Commonwealth GO1	5.000		07/01/2026	97,709
20,000	Puerto Rico Commonwealth GO1	5.000		07/01/2028	19,370
70,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	67,836
395,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	390,600
750,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	820,223
85,000	Puerto Rico Convention Center Authority[1]	5.000		07/01/2027	82,601
4,000,000	Puerto Rico Electric Power Authority, Series UU1	0.860	[5]	07/01/2031	2,829,000
10,000	Puerto Rico HFC[1]	5.100		12/01/2018	10,148
50,000	Puerto Rico HFC (Homeowner Mtg.)[1]	5.100		12/01/2031	50,123
25,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2022	24,840
3,200,000	Puerto Rico Highway & Transportation Authority, Series N1	0.698	[5]	07/01/2045	1,876,800
335,000	Puerto Rico IMEPCF (American Airlines)	6.450		12/01/2025	266,777
35,000	Puerto Rico IMEPCF (American Home Products)[1]	5.100		12/01/2018	35,081
1,550,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	1,412,903
1,000,000	Puerto Rico Infrastructure	7.000	[3]	07/01/2032	219,440
450,000	Puerto Rico Infrastructure	7.000	[3]	07/01/2033	91,377
335,000	Puerto Rico Infrastructure	7.102	[3]	07/01/2035	57,848
3,000,000	Puerto Rico Infrastructure	7.332[3]		07/01/2030	775,740
F4 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$725,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250%		10/01/2024	$702,859
2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,952,817
2,150,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	1,792,735
45,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	44,329
580,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	527,208
50,000	Puerto Rico ITEMECF (Ashford Presbyterian Community)[1]	6.700		11/01/2020	48,446
45,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	5.500		07/01/2026	43,772
1,000,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.250		09/01/2031	953,010
1,930,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	1,498,388
270,000	Puerto Rico Port Authority, Series D1	6.000		07/01/2021	270,176
40,000	Puerto Rico Port Authority, Series D1	7.000		07/01/2014	40,121
30,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	29,289
500,000	Puerto Rico Public Buildings Authority[1]	5.625		07/01/2039	506,245
250,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	276,643
600,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	659,676
500,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	550,660
750,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	814,815
5,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	4,874
165,000	Puerto Rico Public Finance Corp., Series A1	5.750		08/01/2027	170,095
750,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.375		08/01/2039	771,000
1,500,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	1,687,500
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.530	[3]	08/01/2056	524,200
8,000,000	Puerto Rico Sales Tax Financing Corp., Series C2	5.750		08/01/2057	8,435,840
200,000	University of Puerto Rico[1]	5.000		06/01/2025	189,788
250,000	University of Puerto Rico[1]	5.000		06/01/2026	235,178
275,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	255,816
370,000	University of V.I., Series A 1	6.000		12/01/2024	356,014
30,000	University of V.I., Series A 1	6.250		12/01/2029	28,881
2,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	1,795,320
1,300,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875		07/01/2022	1,304,797
1,240,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	1,250,366
400,000	V.I. Public Finance Authority, Series A1	5.000		10/01/2039	360,236

					56,153,671

Total Investments, at Value (Cost $96,760,658)—113.4%					93,975,565
Liabilities in Excess of Other Assets—(13.4)					(11,070,488)
Net Assets—100.0%					$82,905,077
F5 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of accompanying Notes.

2.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5.	Represents the current interest rate for a variable or increasing rate security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
North Carolina	$—	$37,821,894	$—	$37,821,894
U.S. Possessions	—	56,153,671	—	56,153,671

Total Assets	$—	$93,975,565	$—	$93,975,565

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

ARC	Assoc. of Retarded Citizens
GO	General Obligation
HCC	Home Care of the Carolinas
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
IF&PCFA	Industrial Facilities and Pollution Control Financing Authority
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
ROLs	Residual Option Longs
STHS	Stanly Health Services
STM	Stanly Manor
STMH	Stanly Memorial Hospital
STTLC	Stanly Total Living Center
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2010

Assets
Investments, at value (cost $96,760,658)—see accompanying statement of investments	$93,975,565
Cash	275,069
Receivables and other assets:
Interest	1,450,776
Shares of beneficial interest sold	231,238
Other	19,667

Total assets	95,952,315

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	12,000,000
Investments purchased	407,862
Payable on borrowings (See Note 5)	400,000
Dividends	87,263
Distribution and service plan fees	47,496
Shares of beneficial interest redeemed	31,160
Shareholder communications	21,911
Transfer and shareholder servicing agent fees	3,484
Trustees’ compensation	3,197
Interest expense on borrowings	111
Other	44,754

Total liabilities	13,047,238

Net Assets	$82,905,077

Composition of Net Assets
Par value of shares of beneficial interest	$7,388
Additional paid-in capital	93,369,395
Accumulated net investment income	225,943
Accumulated net realized loss on investments	(7,912,556)
Net unrealized depreciation on investments	(2,785,093)

Net Assets	$82,905,077

F7 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $52,109,411 and 4,643,116 shares of beneficial interest outstanding)	$11.22
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.78

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,720,050 and 242,446 shares of beneficial interest outstanding)	$11.22

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $28,075,616 and 2,502,135 shares of beneficial interest outstanding)	$11.22
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2010

Investment Income
Interest	$5,001,537

Expenses
Management fees	384,014
Distribution and service plan fees:
Class A	110,946
Class B	18,976
Class C	190,340
Transfer and shareholder servicing agent fees:
Class A	24,314
Class B	2,069
Class C	14,115
Shareholder communications:
Class A	25,384
Class B	2,121
Class C	14,261
Borrowing fees	114,893
Interest expense and fees on short-term floating rate notes issued (See Note 1)	59,716
Interest expense on borrowings	17,416
Trustees’ compensation	1,868
Custodian fees and expenses	1,005
Other	47,239

Total expenses	1,028,677
Less waivers and reimbursements of expenses	(164,349)

Net expenses	864,328

Net Investment Income	4,137,209

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(2,413,721)
Net change in unrealized appreciation/depreciation on investments	18,691,861

Net Increase in Net Assets Resulting from Operations	$20,415,349

See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended March 31,	2010	2009

Operations
Net investment income	$4,137,209	$3,519,683
Net realized loss	(2,413,721)	(3,838,001)
Net change in unrealized appreciation/depreciation	18,691,861	(14,889,012)

Net increase (decrease) in net assets resulting from operations	20,415,349	(15,207,330)

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(3,082,766)	(2,696,897)
Class B	(103,078)	(45,253)
Class C	(1,038,309)	(554,432)

	(4,224,153)	(3,296,582)

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(418,736)	11,580,002
Class B	1,390,058	508,165
Class C	14,068,431	4,320,122

	15,039,753	16,408,289

Net Assets

Total increase (decrease)	31,230,949	(2,095,623)
Beginning of period	51,674,128	53,769,751

End of period (including accumulated net investment income of $225,943 and $312,828, respectively)	$82,905,077	$51,674,128

See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2010

Cash Flows from Operating Activities

Net increase in net assets from operations	$20,415,349
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(36,775,012)
Proceeds from disposition of investment securities	14,526,404
Short-term investment securities, net	2,621,592
Premium amortization	117,043
Discount accretion	(518,150)
Net realized loss on investments	2,413,721
Net change in unrealized appreciation/depreciation on investments	(18,691,861)
Change in assets:
Increase in other assets	(16,382)
Increase in interest receivable	(309,549)
Change in liabilities:
Increase in payable for securities purchased	407,862
Increase in other liabilities	19,246

Net cash used in operating activities	(15,789,737)

Cash Flows from Financing Activities

Proceeds from bank borrowings	38,800,000
Payments on bank borrowings	(45,700,000)
Proceeds from short-term floating rate notes issued	12,000,000
Proceeds from shares sold	42,530,636
Payments on shares redeemed	(30,231,165)
Cash distributions paid	(1,738,765)

Net cash provided by financing activities	15,660,706
Net decrease in cash	(129,031)
Cash, beginning balance	404,100

Cash, ending balance	$275,069

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,478,140.
Cash paid for interest on bank borrowings—$21,369.
Cash paid for interest on short-term floating rate notes issued—$59,716.
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$8.67	$12.34	$14.64	$14.40

Income (loss) from investment operations:
Net investment income[2]	.64	.70	.70	.31
Net realized and unrealized gain (loss)	2.57	(3.71)	(2.36)	.19

Total from investment operations	3.21	(3.01)	(1.66)	.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.66)	(.66)	(.64)	(.26)

Net asset value, end of period	$11.22	$8.67	$12.34	$14.64

Total Return, at Net Asset Value[3]	37.78%	(25.00)%	(11.70)%	3.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,109	$40,512	$43,726	$10,883

Average net assets (in thousands)	$48,913	$42,919	$33,933	$7,927

Ratios to average net assets:[4]
Net investment income	6.18%	6.70%	5.12%	4.48%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.96%	0.95%	0.91%	1.93%
Interest and fees from borrowings	0.19%	0.60%	0.73%	0.16%
Interest and fees on short-term floating rate notes issued[5]	0.09%	0.21%	0.48%	0.15%

Total expenses	1.24%	1.76%	2.12%	2.24%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.01%	1.01%	1.28%	0.95%

Portfolio turnover rate	23%	28%	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Class B Year Ended March 31,	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$8.67	$12.33	$14.64	$14.40

Income (loss) from investment operations:
Net investment income[2]	.56	.62	.59	.25
Net realized and unrealized gain (loss)	2.57	(3.70)	(2.37)	.20

Total from investment operations	3.13	(3.08)	(1.78)	.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.58)	(.53)	(.21)

Net asset value, end of period	$11.22	$8.67	$12.33	$14.64

Total Return, at Net Asset Value[3]	36.75%	(25.51)%	(12.43)%	3.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,720	$954	$733	$62

Average net assets (in thousands)	$1,903	$801	$354	$47

Ratios to average net assets:[4]
Net investment income	5.30%	6.03%	4.40%	3.59%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.82%	1.88%	1.96%	9.97%
Interest and fees from borrowings	0.19%	0.60%	0.73%	0.16%
Interest and fees on short-term floating rate notes issued[5]	0.09%	0.21%	0.48%	0.15%

Total expenses	2.10%	2.69%	3.17%	10.28%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.77%	1.76%	2.03%	1.70%

Portfolio turnover rate	23%	28%	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended March 31,	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$8.67	$12.33	$14.63	$14.40

Income (loss) from investment operations:
Net investment income[2]	.56	.62	.60	.25
Net realized and unrealized gain (loss)	2.57	(3.70)	(2.37)	.19

Total from investment operations	3.13	(3.08)	(1.77)	.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.58)	(.53)	(.21)

Net asset value, end of period	$11.22	$8.67	$12.33	$14.63

Total Return, at Net Asset Value[3]	36.75%	(25.51)%	(12.37)%	3.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,076	$10,208	$9,311	$5,224

Average net assets (in thousands)	$19,091	$9,938	$7,422	$2,670

Ratios to average net assets:[4]
Net investment income	5.31%	5.99%	4.39%	3.56%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.75%	1.96%	1.96%	2.79%
Interest and fees from borrowings	0.19%	0.60%	0.73%	0.16%
Interest and fees on short-term floating rate notes issued[5]	0.09%	0.21%	0.48%	0.15%

Total expenses	2.03%	2.77%	3.17%	3.10%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.77%	1.76%	2.03%	1.70%

Portfolio turnover rate	23%	28%	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester North Carolina Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and North Carolina state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current
F15 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.
F16 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $12,000,000 as of March 31, 2010, which represents 12.51% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At March 31, 2010, municipal bond holdings with a value of $16,455,240 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $12,000,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
F17 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
At March 31, 2010, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$2,000,000	NC Medical Care Commission ROLs[3]	17.688%	6/1/42	$2,019,400
2,000,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	20.519	8/1/57	2,435,840

				$4,455,240

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F6 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2010, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $12,000,000.
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be
F18 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$311,906	$—	$7,147,669	$3,549,980

1.	As of March 31, 2010, the Fund had $7,131,870 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2010, details of the capital loss carryforwards were as follows:

Expiring

2016	$186,537
2017	3,084,905
2018	3,860,428

Total	$7,131,870

2.	As of March 31, 2010, the Fund had $15,799 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.

3.	During the fiscal year ended March 31, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for March 31, 2010. Net assets of the Fund were unaffected by the reclassifications.

Increase to
Reduction to	Accumulated Net
Paid-in Capital	Investment Income

$59	$59
The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

Distributions paid from:
Exempt-interest dividends	$4,214,885	$3,293,911
Ordinary income	9,268	2,671

Total	$4,224,153	$3,296,582

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted in the following table. The primary difference
F19 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$85,531,390 [5]

Gross unrealized appreciation	$3,954,977
Gross unrealized depreciation	(7,504,957)

Net unrealized depreciation	$(3,549,980)

5.	The Federal tax cost of securities does not include cost of $11,994,155, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$389
Payments Made to Retired Trustees	209
Accumulated Liability as of March 31, 2010	1,769
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
F20 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	2,401,880	$25,092,568	2,173,327	$22,079,543
Dividends and/or distributions reinvested	171,483	1,817,194	94,525	941,248
Redeemed	(2,600,346)	(27,328,498)	(1,142,293)	(11,440,789)

Net increase (decrease)	(26,983)	$(418,736)	1,125,559	$11,580,002

F21 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount

Class B
Sold	157,789	$1,646,624	77,616	$772,127
Dividends and/or distributions reinvested	8,182	87,103	3,252	31,827
Redeemed	(33,562)	(343,669)	(30,282)	(295,789)

Net increase	132,409	$1,390,058	50,586	$508,165

Class C
Sold	1,490,956	$15,816,454	737,388	$7,503,953
Dividends and/or distributions reinvested	53,885	573,843	24,926	245,200
Redeemed	(219,650)	(2,321,866)	(340,302)	(3,429,031)

Net increase	1,325,191	$14,068,431	422,012	$4,320,122

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$36,775,012	$14,526,404
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2010, the Fund paid $39,427 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at
F22 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2010 were as follows:

Class B	$74,036
Class C	313,532
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor
March 31, 2010	$86,017	$—	$3,100	$2,699
Waivers and Reimbursements of Expenses. Prior to July 1, 2009, the Manager had voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings. During the year ended March 31, 2010, the Manager reimbursed $108,892, $6,186 and $49,271 for Class A, Class B and Class C shares, respectively.
F23 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2282% as of March 31, 2010). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2010 equal 0.19% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2010, the Fund had borrowings outstanding at an interest rate of 0.2282%. Details of the borrowings for the year ended March 31, 2010 are as follows:

Average Daily Loan Balance	$3,342,466
Average Daily Interest Rate	0.457%
Fees Paid	$137,981
Interest Paid	$21,369
F24 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
F25 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester North Carolina Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester North Carolina Municipal Fund, including the statement of investments, as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester North Carolina Municipal Fund as of March 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
kpmg llp
Denver, Colorado
May 19, 2010
F26 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended March 31, 2010 are eligible for the corporate dividend-received deduction. 99.78% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
23 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
24 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Board since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

David K. Downes, Trustee (since 2007) Age: 70	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm):
Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Board since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.
25 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2006) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Board since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Phillip A. Griffiths, Trustee (since 2006) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2000); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Board since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary F. Miller, Trustee (since 2006) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Board since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joel W. Motley, Trustee (since 2006) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Board since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospitals) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary,
26 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Board since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joseph M. Wikler, Trustee (since 2006) Age: 69	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Board since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Peter I. Wold, Trustee (since 2006) Age: 62	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Board since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., President and Principal Executive Officer and Trustee (since 2009) Age: 51	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006- February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non- Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President
27 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	(June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006- May 2007) of MassMutual Assignment Company; Director (January 2005- December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006- December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 94 portfolios as an Officer in the OppenheimerFunds complex. Mr. Glavin has served on the Board since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Zack and Keffer, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2006) Age: 46	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President and Senior Portfolio Manager (since 2006) Age: 38	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President and Senior Portfolio Manager (since 2006) Age: 37	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-July 2009). Portfolio Manager of the Manager (2002-2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) and Senior Portfolio Manager (since 2009) Age: 34	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (2006-2009). Research analyst of the Manager (June 2003-September 2006) and a credit analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) and Associate Portfolio Manager (since 2009) Age: 33	Assistant Vice President of the Manager (since July 2009). Research analyst of the Manager (February 2006-April 2008) and a credit analyst of the Manager (June 2003-January 2006). Associate Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Age: 52	Director of the Rochester Credit Analysis team (since 2003) and a Vice President of the Manager (since 1997); headed Rochester’s Credit Analysis team (since 1993).
28 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 54	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2006) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
29 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $31,200 in fiscal 2010 and $31,200 in fiscal 2009.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,632 in fiscal 2010 and $2,368 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed $253,340 in fiscal 2010 and $271,200 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan, agreed upon procedures and professional services relating to FAS157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $8,500 in fiscal 2010 and $4,500 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $264,472 in fiscal 2010 and $278,068 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.

Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester North Carolina Municipal Fund
By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 05/11/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr
William F. Glavin, Jr.
Principal Executive Officer

Date: 05/11/2010

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 05/11/2010